EXHIBIT 4.239
     TRADEMARK SECURITY AGREEMENT dated as of November 16, 2010 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S. Grantors”) and The Bank of New York Mellon, as collateral agent (in such capacity, the “Collateral Agent”).
          Reference is made to (a) the Collateral Agreement dated as of November 5, 2009 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among Reynolds Group Holdings Inc. (“RGHI”), Reynolds Consumer Products Holdings Inc. (the “U.S. Term Borrower” and, together with RGHI, the “U.S. Term Borrowers”), Closure Systems International Holdings Inc. (together with the U.S. Term Borrowers, the “Borrowers”), Reynolds Group Issuer LLC (the “U.S. Issuer”), Reynolds Group Issuer Inc. (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), the Subsidiaries (as defined in the Credit Agreement) of Reynolds Group Holdings Limited (“Holdings”) from time to time party thereto and the Collateral Agent (as defined therein), (b) the Credit Agreement dated as of November 5, 2009 as amended by Amendment No. 1 dated as of January 1, 2010, as amended by Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and as amended by Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent, (c) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Issuers, Reynolds Group Issuer (Luxembourg) S.A., the Note Guarantors (as defined therein) and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar, and (d) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”) among RGHL US Escrow I Inc., RGHL US Escrow I LLC and RGHL Escrow (Luxembourg) I S.A. (the “Escrow Issuers”), The Bank of New York Mellon as trustee, principal paying agent, registrar, transfer agent and collateral agent, The Bank of New York Mellon, London Branch as paying agent and Wilmington Trust (London) Limited as additional collateral agent. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The 2009 Senior Secured Note Holders (each “Holder” under, and as defined in, the 2009 Senior Secured Note Indenture) have agreed to extend credit to the Issuers pursuant to, and upon the terms and conditions specified in, the 2009 Senior Secured Note Indenture. The 2010 Senior Secured Note Holders (each “Holder” under, and as defined in, the 2010 Senior Secured Note Indenture) have agreed to extend credit to the Escrow Issuers pursuant to, and upon the terms and conditions specified in, the 2010 Senior Secured Note Indenture. The parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral

Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Trademarks of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
          SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Trademarks are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
[Remainder of this page intentionally left blank]

2

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PACTIV CORPORATION
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

NEWSPRING INDUSTRIAL CORP.
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President
[Signature Page to Trademark Security Agreement]

THE BANK OF NEW YORK MELLON, as Collateral Agent
By	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

Schedule I
U.S. Grantors
Pactiv Corporation
Newspring Industrial Corp.
Prairie Packaging, Inc.
PWP Industries, Inc.

Schedule II
Trademarks
PACTIV CORPORATION
U.S. Trademark Registrations

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
SHOWCAKE	United States	Regular	Packaging Corporation of America	Registered	73/560638	9/30/1985	1394088	5/20/1986

4 PLUS	United States	Regular	Pactiv Corporation	Registered	74/446211	10/12/1993	1852427	9/6/1994

ACTIVETECH	United States	Regular	Pactiv Corporation	Registered	75/722710	6/7/1999	2379185	8/22/2000

BAGGIES	United States	Regular	Pactiv Corporation	Registered	71/681718	2/15/1955	613322	10/4/1955

BAKER’S ASSURANCE	United States	Regular	Pactiv Corporation	Registered	74/091614	8/8/1990	1732080	11/10/1992

BAKER’S ASSURANCE and DESIGN	United States	Regular	Pactiv Corporation	Registered	74/140462	2/19/1991	1769283	5/4/1993

BASICS (Stylized)	United States	Regular	Pactiv Corporation	Registered	74/352546	1/26/1993	1792612	9/14/1993

BERIGARD	United States	Regular	Pactiv Corporation	Registered	72/065481	1/8/1959	683827	8/25/1959

BLUE DRAWSTRING (color only)	United States	Supplemental/B Register	Pactiv Corporation	Registered	78/918456	6/28/2006	3346505	11/27/2007

BURNER BIB	United States	Regular	Pactiv Corporation	Registered	72/418534	3/16/1972	965908	8/14/1973

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
CARRY SAFE	United States	Regular	Pactiv Corporation	Registered	72/192804	5/6/1964	790546	6/8/1965

CATERBOWL	United States	Regular	Pactiv Corporation	Registered	74/710547	8/3/1995	2053484	4/15/1997

CATERBOWL	United States	Regular	Pactiv Corporation	Registered	73/358108	4/5/1982	1267206	2/14/1984

CATERMATE	United States	Regular	Pactiv Corporation	Registered	73/788640	3/23/1989	1578678	1/23/1990

CATERWARE	United States	Regular	Pactiv Corporation	Registered	72/365991	7/23/1970	925771	12/21/1971

CATERWARE	United States	Regular	Pactiv Corporation	Registered	78/708129	9/7/2005	3126876	8/8/2006

CINCH SAK	United States	Regular	Pactiv Corporation	Registered	73/469024	3/6/1984	1322236	2/26/1985

CROWN OVAL	United States	Regular	Pactiv Corporation	Registered	75/823719	10/15/1999	2469016	7/17/2001

DESIGN OF A WAVE	United States	Regular	Pactiv Corporation	Registered	75/627581	1/25/1999	2474870	8/7/2001

DIAMOND	United States	Regular	Pactiv Corporation	Registered	72/114845	3/3/1961	724056	11/21/1961

DIAMOND	United States	Regular	Pactiv Corporation	Registered	71/294208	12/30/1939	271456	6/3/1930

DIAMOND and Design	United States	Regular	Pactiv Corporation	Registered	71/614873	6/7/1951	557730	4/15/1952

DL	United States	Regular	Pactiv Corporation	Registered	73/354523	3/15/1982	1229910	3/8/1983

EARTHCHOICE	United States	Regular	Pactiv Corporation	Registered	77/627014	12/4/2008	3775784	4/13/2010

EARTHCHOICE	United States	Regular	Pactiv Corporation	Registered	77/979472	2/29/2008	3797573	6/1/2010

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
EARTHCHOICE and Design	United States	Regular	Pactiv Corporation	Registered	77/979241	12/4/2008	3797544	6/1/2010

EASY GRIP	United States	Regular	Pactiv Corporation	Registered	78/352787	1/16/2004	3117957	7/18/2006

EASY GRIP (stylized)	United States	Supplemental/B Register	Pactiv Corporation	Registered	78/519977	11/19/2004	3074915	3/28/2006

EASYFLAPS	United States	Regular	Pactiv Corporation	Registered	75/267271	4/1/1997	2153657	4/28/1998

ECLIPSE	United States	Regular	Pactiv Corporation	Registered	73/767096	12/5/1988	1543584	6/13/1989

EDGE	United States	Regular	Pactiv Corporation	Registered	77/610720	11/10/2008	3696957	10/13/2009

ELEGANTWARE	United States	Regular	Pactiv Corporation	Registered	75/614659	1/4/1999	2470180	7/17/2001

EZ FOIL	United States	Regular	Pactiv Corporation	Registered	78/685714	8/4/2005	3186131	12/19/2006

EZ OCCASIONS	United States	Regular	Pactiv Corporation	Registered	78/380369	3/8/2004	3042656	1/10/2006

EZ OVENWARE	United States	Regular	Pactiv Corporation	Registered	78/685772	8/4/2005	3277106	8/7/2007

FAST-PAK	United States	Regular	Pactiv Corporation	Registered	73/732912	6/6/1988	1536357	4/25/1989

FRESH EXTEND	United States	Regular	Pactiv Corporation	Registered	78/981037	10/12/2005	3621109	5/12/2009

FUNTENSILS	United States	Regular	Pactiv Corporation	Registered	78/235925	4/9/2003	2998936	9/20/2005

G (Stylized)	United States	Regular	Pactiv Corporation	Registered	76/205524	2/5/2001	2594094	7/16/2002

G GREEN GUARD (Stylized)	United States	Regular	Pactiv Corporation	Registered	76/205037	2/5/2001	2583720	6/18/2002

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
GREEN (color only)	United States	Regular	Pactiv Corporation	Registered	75/018639	11/13/1995	2161198	6/2/1998

GREENGUARD	United States	Regular	Pactiv Corporation	Registered	76/066412	6/8/2000	2526114	1/1/2002

GRIPPER	United States	Regular	Pactiv Corporation	Registered	76/602387	7/15/2004	3125384	8/8/2006

GUESTWARE	United States	Regular	Pactiv Corporation	Registered	73/035967	10/31/1974	1023795	10/28/1975

GUESTWARE	United States	Regular	Pactiv Corporation	Registered	78/413929	5/6/2004	3230572	4/17/2007

HANDLESAK	United States	Regular	Pactiv Corporation	Registered	75/113021	6/3/1996	2371907	8/1/2000

HARVEST FRESH	United States	Regular	Pactiv Corporation	Registered	78/218805	2/25/2003	2957999	5/31/2005

HEFTY	United States	Regular	Pactiv Corporation	Registered	72/243922	4/18/1966	854403	8/13/1968

HEFTY	United States	Regular	Pactiv Corporation	Registered	73/214363	5/4/1979	1164676	8/11/1981

HEFTY	United States	Regular	Pactiv Corporation	Registered	76/137653	9/28/2000	2700994	3/25/2003

HEFTY	United States	Regular	Pactiv Corporation	Registered	78/100899	1/3/2002	2814081	2/10/2004

HEFTY	United States	Regular	Pactiv Corporation	Registered	78/279029	7/25/2003	2871731	8/10/2004

HEFTY	United States	Regular	Pactiv Corporation	Registered	78/679255	7/27/2005	3191868	1/2/2007

HEFTY EASY GRIP	United States	Regular	Pactiv Corporation	Registered	78/508495	10/29/2004	3163726	10/24/2006

HEFTY EXPRESS	United States	Regular	Pactiv Corporation	Registered	76/402925	5/2/2002	2782926	11/11/2003

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
HEFTY KITCHEN FRESH	United States	Regular	Pactiv Corporation	Registered	78/216924	2/20/2003	2887745	9/21/2004

HEFTY ONE ZIP	United States	Regular	Pactiv Corporation	Registered	74/547016	7/8/1994	1964687	3/26/1996

HEFTY RACING	United States	Regular	Pactiv Corporation	Registered	77/979966	1/31/2007	3848975	9/14/2010

HEFTY THE GRIPPER	United States	Regular	Pactiv Corporation	Registered	78/014743	6/28/2000	2548509	3/12/2002

HEXQUISITE	United States	Regular	Pactiv Corporation	Registered	74/683704	5/8/1995	2058118	4/29/1997

KORDITE	United States	Regular	Pactiv Corporation	Registered	72/086969	12/9/1959	711981	3/7/1961

KORDITE	United States	Regular	Pactiv Corporation	Registered	73/355990	3/22/1982	1229913	3/8/1983

MASTER JUMBO	United States	Regular	Pactiv Corporation	Registered	77/768509	6/25/2009	3746429	2/9/2010

MASTERCLEAR	United States	Regular	Pactiv Corporation	Registered	76/232108	3/28/2001	2722173	6/3/2003

MASTERDUO	United States	Regular	Pactiv Corporation	Registered	75/266140	3/31/1997	2129162	1/13/1998

MASTERVUE	United States	Regular	Pactiv Corporation	Registered	74/323469	10/19/1992	1789355	8/24/1993

MEALMASTER	United States	Regular	Pactiv Corporation	Registered	76/333485	11/1/2001	2658921	12/10/2002

MICROMAX	United States	Regular	Pactiv Corporation	Registered	73/821726	8/22/1989	1675008	2/11/1992

MICROMAX DESIGNER	United States	Regular	Pactiv Corporation	Registered	74/603545	11/28/1994	1935472	11/14/1995

ODOR SENTRY	United States	Regular	Pactiv Corporation	Registered	77/604099	10/30/2008	3646473	6/30/2009

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
ODORBLOCK	United States	Regular	Pactiv Corporation	Registered	77/284678	9/20/2007	3606855	4/14/2009

ONECUP	United States	Regular	Pactiv Corporation	Registered	74/150941	3/25/1991	1699840	7/7/1992

ONEZIP	United States	Regular	Pactiv Corporation	Registered	75/612470	12/28/1998	2296133	11/30/1999

PACTIV	United States	Regular	Pactiv Corporation	Registered	75/844415	11/8/1999	2724668	6/10/2003

PACTIV	United States	Regular	Pactiv Corporation	Registered	75/844421	11/8/1999	2595032	7/16/2002

PARTY COLORS	United States	Regular	Pactiv Corporation	Registered	78/095030	11/26/2001	2708069	4/15/2003

PENNY SAVER	United States	Regular	Pactiv Corporation	Registered	74/327984	11/3/1992	1791671	9/7/1993

PENNY SAVER	United States	Regular	Pactiv Corporation	Registered	78/413951	5/6/2004	3276211	8/7/2007

PILLOPOST	United States	Regular	Pactiv Corporation	Registered	72/106065	10/10/1960	717697	7/4/1961

PLACESETTER	United States	Regular	Pactiv Corporation	Registered	78/295977	9/4/2003	3169356	11/7/2006

PLYFOLD	United States	Regular	Pactiv Corporation	Registered	75/246118	2/24/1997	2114346	11/18/1997

PLYGOOD	United States	Regular	Pactiv Corporation	Registered	73/720972	4/7/1988	1510967	11/1/1988

PREMIER	United States	Regular	Pactiv Corporation	Registered	74/226276	11/29/1991	1720233	9/29/1992

PULPEX	United States	Regular	Pactiv Corporation	Registered	73/031745	9/11/1974	1032267	2/3/1976

QUILTED	United States	Regular	Pactiv Corporation	Registered	72/116036	3/20/1961	747135	3/26/1963

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
RACK ‘N ROAST	United States	Regular	Pactiv Corporation	Registered	73/758382	10/3/1988	1540536	5/23/1989

RAINDROP	United States	Regular	Pactiv Corporation	Registered	78/109461	2/18/2002	2740813	7/22/2003

RENEW	United States	Regular	Pactiv Corporation	Registered	76/359550	1/16/2002	2744376	7/29/2003

ROSEWARE	United States	Regular	Pactiv Corporation	Registered	78/708093	9/7/2005	3126874	8/8/2006

SEALFRESH	United States	Regular	Pactiv Corporation	Registered	74/086777	8/10/1990	1697678	6/30/1992

SHOWCAKE	United States	Regular	Pactiv Corporation	Registered	74/124262	12/17/1990	1658244	9/24/1991

SHOWCASE	United States	Regular	Pactiv Corporation	Registered	72/093853	8/9/1960	710391	1/31/1961

SHOWPIE	United States	Regular	Pactiv Corporation	Registered	74/304458	8/17/1992	1780328	7/6/1993

SLIDE RITE	United States	Regular	Pactiv Corporation	Registered	75/364041	9/26/1997	2233012	3/16/1999

SLIDE-RITE	United States	Regular	Pactiv Corporation	Registered	78/665247	7/7/2005	3116875	7/18/2006

SLIDE-RITE (stylized)	United States	Regular	Pactiv Corporation	Registered	75/627577	1/25/1999	2323900	2/29/2000

SMARTLOCK	United States	Regular	Pactiv Corporation	Registered	74/626155	1/26/1995	1944152	12/26/1995

STEELSAK	United States	Regular	Pactiv Corporation	Registered	73/378276	8/4/1982	1251172	9/13/1983

STRETCH & GRIP TOP	United States	Supplemental/B Register	Pactiv Corporation	Registered	78/014749	6/28/2000	2622485	9/17/2002

STRETCH & GRIP TOP	United States	Regular	Pactiv Corporation	Registered	77/541808	8/7/2008	3642416	6/23/2009

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
SUPEROASTER	United States	Regular	Pactiv Corporation	Registered	74/682318	5/30/1995	2037809	2/11/1997

THE GARDEN PARTY	United States	Regular	Pactiv Corporation	Registered	73/071762	12/15/1975	1053305	11/23/1976

THE GRIPPER	United States	Regular	Pactiv Corporation	Registered	76/091659	7/17/2000	2541698	2/19/2002

THE SELL OUT	United States	Regular	Pactiv Corporation	Registered	73/176955	7/3/1978	1133691	4/22/1980

THE SHOW OFF	United States	Regular	Pactiv Corporation	Registered	73/058532	7/23/1975	1080364	12/27/1977

TOMATOGARD	United States	Regular	Pactiv Corporation	Registered	74/607811	12/7/1994	1931729	10/31/1995

TOUGH ENOUGH TO OVERSTUFF	United States	Regular	Pactiv Corporation	Registered	78/196806	12/20/2002	2872735	8/10/2004

TRAY MATES	United States	Regular	Pactiv Corporation	Registered	75/384002	11/3/1997	2552930	3/26/2002

TWIN-SIX	United States	Regular	Pactiv Corporation	Registered	73/543061	6/14/1985	1372529	11/26/1985

ULTRA FLEX	United States	Regular	Pactiv Corporation	Registered	77/412768	3/4/2008	3579031	2/24/2009

UNIMAX	United States	Regular	Pactiv Corporation	Registered	77/786677	7/22/2009	3816781	7/13/2010

X-CELL	United States	Regular	Pactiv Corporation	Registered	72/366268	7/27/1970	924933	12/7/1971

ZOO PALS	United States	Regular	Pactiv Corporation	Registered	76/257760	5/16/2001	2613492	8/27/2002

ZOO PALS	United States	Regular	Pactiv Corporation	Registered	78/708182	9/7/2005	3129683	8/15/2006

ZOO PALS MAKE EATING FUN	United States	Regular	Pactiv Corporation	Registered	78/562458	2/8/2005	3577871	2/17/2009

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
EZ ELEGANCE	United States	Regular	Tenneco Packaging Inc.	Registered	75/823741	10/15/1999	2377712	8/15/2000
U.S. Trademark Applications

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date
BASICS	United States	Regular	Pactiv Corporation	Filed	85/086407	7/16/2010

BASICS and design	United States	Regular	Pactiv Corporation	Filed	77/949262	3/3/2010

CLEAR ADVANTAGE	United States	Intent To Use Application	Pactiv Corporation	Filed	77/874056	11/17/2009

CLICK and design	United States	Intent To Use Application	Pactiv Corporation	Filed	77/837018	9/29/2009

CLICK pie wedge design	United States	Intent To Use Application	Pactiv Corporation	Filed	77/837051	9/29/2009

CLICKS CLOSED and design	United States	Regular	Pactiv Corporation	Filed	77/836989	9/29/2009

EARTHCHOICE	United States	Intent To Use Application	Pactiv Corporation	Filed	77/410034	2/29/2008

EARTHCHOICE	United States	Regular	Pactiv Corporation	Filed	77/980636	2/29/2008

EARTHCHOICE	United States	Regular	Pactiv Corporation	Filed	85/089609	7/21/2010

EARTHCHOICE and Design	United States	Intent To Use Application	Pactiv Corporation	Filed	77/627026	12/4/2008

EARTHCHOICE and Design	United States	Regular	Pactiv Corporation	Filed	77/980165	12/4/2008

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date
EARTHCHOICE and Design	United States	Regular	Pactiv Corporation	Filed	85/089631	7/21/2010

EASY GRIP	United States	Intent To Use Application	Pactiv Corporation	Filed	77/287419	9/24/2007

EASY GRIP	United States	Regular	Pactiv Corporation	Filed	85/089622	7/21/2010

GREENGUARD RCY	United States	Intent To Use Application	Pactiv Corporation	Filed	77/850691	10/16/2009

GREENMATE	United States	Intent To Use Application	Pactiv Corporation	Filed	77/799287	8/6/2009

HEFTY	United States	Intent To Use Application	Pactiv Corporation	Filed	77/049066	11/21/2006

HEFTY	United States	Intent To Use Application	Pactiv Corporation	Filed	77/663050	2/4/2009

HEFTY	United States	Intent To Use Application	Pactiv Corporation	Filed	85/116553	8/26/2010

HEFTY EARTHCHOICE	United States	Intent To Use Application	Pactiv Corporation	Filed	77/284375	9/20/2007

HEFTY ONEZIP CLICK	United States	Regular	Pactiv Corporation	Filed	77/837080	9/29/2009

HEFTY RACING	United States	Intent To Use Application	Pactiv Corporation	Filed	77/095541	1/31/2007

HEFTY RACING (stylized)	United States	Intent To Use Application	Pactiv Corporation	Filed	77/095843	1/31/2007

HEFTY RACING (stylized)	United States	Regular	Pactiv Corporation	Filed	77/979965	1/31/2007

RCY	United States	Intent To Use Application	Pactiv Corporation	Filed	77/850680	10/16/2009

Tree with Chasing Arrows Logo	United States	Intent To Use Application	Pactiv Corporation	Filed	77/624333	12/2/2008

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date
Color black for trash bags (color mark)	United States	Intent To Use Application	Pactiv Corporation	Filed	85/170008	11/5/2010

Black Trash Bag with Gray Drawstring (color mark)	United States	Intent To Use Application	Pactiv Corporation	Filed	85/169943	11/5/2010

KEEP YOUR GARBAGE IN THE DARK	United States	Intent To Use Application	Pactiv Corporation	Filed	85/161324	10/26/2010

BLACKOUT	United States	Intent To Use Application	Pactiv Corporation	Filed	85/161311	10/26/2010

NEWSPRING INDUSTRIAL CORP.
U.S. Trademark Registrations

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
DELITAINER	United States	Regular	Newspring	Registered	75/797155	9/10/1999	2565755	4/30/2002

E 88BOX	United States	Regular	Newspring	Registered	78/190728	12/3/2002	2987996	8/23/2005

ELLIPSO	United States	Regular	Newspring	Registered	78/522455	11/24/2004	3216356	3/6/2007

NEWSPRING	United States	Regular	Newspring	Registered	75/403703	12/11/1997	2284641	10/12/1999

VERSATAINER	United States	Regular	Newspring	Registered	75/411535	12/29/1997	2302708	12/21/1999

ZODIAC CONTAINER (stylized)	United States	Regular	Newspring	Registered	78/297274	9/8/2003	2988120	8/23/2005

PRAIRIE PACKAGING, INC.

U.S. Trademark Registrations

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
ALPHA	United States	Regular	Prairie Packaging	Registered	75/337619	8/7/1997	2257861	6/29/1999

ENVELLOP	United States	Regular	Prairie Packaging	Registered	78/720263	9/26/2005	3291840	9/11/2007

ENVELLOP	United States	Regular	Prairie Packaging	Registered	77/827372	9/16/2009	3784075	5/4/2010

FIELDWARE	United States	Regular	Prairie Packaging	Registered	73/712533	2/22/1988	1507223	10/4/1988

FIELDWARE	United States	Regular	Prairie Packaging	Registered	75/000271	10/2/1995	2070634	6/10/1997

MEADOWARE	United States	Regular	Prairie Packaging	Registered	75/563462	10/2/1998	2295871	11/30/1999

PRAIRIE PACKAGING	United States	Regular	Prairie Packaging	Registered	75/005791	10/6/1995	2003099	9/24/1996

PRAIRIEWARE	United States	Regular	Prairie Packaging	Registered	74/481755	1/24/1994	1875058	1/24/1995

PRAIRIEWARE	United States	Regular	Prairie Packaging	Registered	73/697169	11/23/1987	1494306	6/28/1988

WAVEWARE	United States	Regular	Prairie Packaging	Registered	75/659289	3/16/1999	2753371	8/19/2003

PWP INDUSTRIES, INC.

U.S. Trademark Registrations

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
COOKIE CRADLE	United States	Regular	PWP Industries	Registered	78/658461	6/26/2005	3188898	12/26/2006

DELI-WAVE	United States	Regular	PWP Industries	Registered	77/415955	3/7/2008	3775333	4/13/2010

DIP-N-GO	United States	Regular	PWP Industries	Registered	76/684408	11/28/2007	3465048	7/15/2008

DISPLAYPAK	United States	Regular	PWP Industries	Registered	76/662498	7/3/2006	3405924	4/1/2008

ECO-TEAM	United States	Regular	PWP Industries	Registered	76/675116	4/7/2005	3557969	1/6/2009

ENTERTAINWARE	United States	Regular	PWP Industries	Registered	78/658459	6/26/2005	3116841	7/18/2006

GRAB & GO	United States	Regular	PWP Industries	Registered	76/681485	9/4/2007	3627401	5/26/2009

PACKAGING WITH PERFECTION	United States	Regular	PWP Industries	Registered	78/209529	1/31/2003	2819826	3/2/2004

PWP	United States	Regular	PWP Industries	Registered	76/389276	3/28/2002	2692832	3/4/2003

PWP and design	United States	Regular	PWP Industries	Registered	76/387919	3/28/2002	2666476	12/24/2002

SWEETTREAT	United States	Regular	PWP Industries	Registered	78/658460	6/26/2005	3198179	1/16/2007

TAMPER-EVIDENCE	United States	Regular	PWP Industries	Registered	76/626268	12/30/2004	3163233	10/24/2006

TAMPER-EVIDENT	United States	Regular	PWP Industries	Registered	76/626267	12/30/2004	3163232	10/24/2006

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date	Reg. No.	Reg. Date
TWIST-TOP	United States	Supplemental/B Register	PWP Industries	Registered	76/686885	2/19/2008	3584893	3/3/2009
U.S. Trademark Applications

Mark Name	Country	Case Type	Current Recorded Owner	Status	Appl. No.	Appl. Date
FOCUSING ON TODAY’S NEEDS WITH TOMORROW’S ENVIRONMENT IN MIND	United States	Intent To Use Application	PWP Industries	Filed	85/168216	11/4/2010

NOW THAT’S THINKING BEYOND TODAY	United States	Regular	PWP Industries	Filed	85/072899	6/28/2010

RESOURCEFUL. RESPONSIBLE. REVOLUTIONARY!	United States	Regular	PWP Industries	Filed	85/079070	7/7/2010

SWIRL	United States	Intent To Use Application	PWP Industries	Filed	77/484480	5/27/2008

SWIRL design	United States	Regular	PWP Industries	Filed	77/743876	5/25/2009